1 41st Annual J.P. Morgan Healthcare Conference Wednesday January 11, 1:30 PM PT Advancing our Mission to Improve the Lives of those Affected by Cancer

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate," "estimate," "intend" and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Forward- looking statements in this presentation include, but are not limited to, those relating to expectations for the commercial success of COSELA® (trilaciclib), our ability to accelerate adoption of COSELA in the treatment of small cell lung cancer, the therapeutic potential of trilaciclib in the treatment of colorectal cancer, triple negative breast cancer, and other cancers, our ability to generate data to maximize trilaciclib’s applicability to future treatment paradigms, and our reliance on partners to globally develop and commercial licensed products. In addition, COSELA may fail to achieve the degree of market acceptance for commercial success, and the impact of pandemics such as COVID-19 (coronavirus), are based on our expectations and assumptions as of the date of this presentation. Each of these forward-looking statements involves risks and uncertainties. Factors that may cause our actual results to differ from those expressed or implied in the forward-looking statements in this presentation are discussed in our filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein and include, but are not limited to, our ability to successfully commercialize COSELA; our ability to complete clinical trials for, obtain approvals for and commercialize additional indications of COSELA and any of our product candidates other than COSELA; our initial success in clinical trials may not be indicative of results obtained when these trials are completed or in later stage trials; the inherent uncertainties associated with developing new products or technologies and operating as a commercial-stage company; and market conditions. Lerociclib is not approved by the FDA. Except as required by law, we assume no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. Forward-Looking Statements G1Therapeutics® and G1Therapeutics logo and COSELA® and COSELA logo are trademarks of G1 Therapeutics, Inc. ©2022 G1 Therapeutics, Inc. For Investor Use Only

Evolution of G1: Building Upon Unique Product - Trilaciclib

Original Premise


HSPCs
M
G2
S
G1
Transient arrest
in G1 Phase

To protect HSPCs from damage caused by chemo through transient G1 arrest

Unique Product



Rationally designed and optimized a unique IV transient CDK4/6 inhibitor

Initial Indication


Cosela
(trilaciclib)
for injection

Demonstrated robust myeloprotection across three randomized SCLC studies

Robust OS in TNBC

OS hazard ratios in Ph2:

0.31 – 0.40

Improved survival in randomized trial consistent with immune-modulation

Dual Benefits

Potential to improve overall survival through:

1. Increased cytotoxic exposure
2. Enhanced anti-tumor immunity

Aggressively investigating dual benefit impact across multiple tumor types

Maximizing the dual benefits of trilaciclib with the potential to improve overall survival

G1 THERAPEUTICS
For Investor Use Only 3

2023: Establishing the Foundation for Near-Term Growth

Two meaningful near-term commercial opportunities	• 1L CRC: February 2023 pivotal / 4Q 2023 PFS data; large opportunity with potential launch in early 2024 • 1L TNBC: 2H 2023 pivotal readout; high confidence based on Ph. 2 data with potential launch in late 2024
Ph2 readouts to inform additional pivotal studies	• 2L / 3L TNBC (ADC): Initial efficacy data expected in 2Q 2023; preliminary data suggests reduced AEs • Neoadjuvant TNBC (MOA): Pathologic CR data expected in 2Q 2023; initial data supported immune MOA • 1L mUC: Longer term anti-tumor efficacy endpoints, including PFS and DOR, expected in mid-2023
Considerable growth potential remaining in ES-SCLC market	• COSELA trial usage at key accounts has been encouraging but limited depth remains a challenge • Refocusing commercial resources on largest opportunities to drive increased depth
Positioning company for global expansion and long-term growth	• Planning to secure a partner for global expansion (beyond U.S. and China) in 2023 • Evaluating additional late-stage studies for 2H 2023 initiation; pursuing research next generation products • Strengthened financial position heading into data-rich period with $52.4M net proceeds from 4Q 2022 offering

Note: CRC: Colorectal cancer; TNBC: Triple negative breast cancer; MOA: Mechanism of Action; mUC: Metastatic urothelial carcinoma; PFS: Progression free survival; CR: Complete response: DOR: Duration of response.

G1 THERAPEUTICS
For Investor Use Only 4

Myeloprotection: Protecting Bone Marrow from Cytotoxic Damage


Bone Marrow
Myeloid progenitor cell
Hematopoietic stem cells
Lymphoid progenitor cell
Erythrocytes
Platelets
Myeloblast
Lymphoblast
Granulocytes
Eosinophil
Neutrophil
Basophil
T lymphocyte
B lymphocyte
Natural killer cell

Potential Benefits of Myeloprotection

- Improves patients' QoL
- Decreases rescue interventions, hospitalizations, associated costs
- Protects immune system function from damage by cytotoxic therapy
- Enables patients to tolerate greater exposure to cytotoxic therapy

Trilaciclib helps protect HSPCs and myeloid and lymphoid cell lineages from damage caused by cytotoxic therapy - providing multiple potential benefits

Hematopoietic tree adapted from 'Hematopoietic Tree, Plasma Cell', National Cancer Institute Visuals Online: https://visualsonline.cancer.gov/details.cfm?imageid=7177

1. Weiss J, et al. Ann Oncol. 2019 Oct; 30(10): 1613–1621. 2. He S, et al. Sci Transl Med. 2017;9:eaal3986. 3. Bisi JE, et al. Mol Cancer Ther. 2016;15:783-93.

G1 THERAPEUTICS For Investor Use Only 5

Potential to Enhance Anti-Tumor Immunity


1 Release of Cancer Cell Antigens
2 Cancer Antigen Presentation
3 Priming and Activation
4 Trafficking of T Cells to Tumors
5 Infiltration of T Cells into Tumors
6 Recognition of Cancer Cells by T Cells
7 Killing of Cancer Cells
1 Enhances T Cell Activation
↑ MHC-1 Upregulation[1]
↑ IL-2 & IFN-γ Secretion[2]
2 Favorably Alters Tumor Microenvironment
↓ Immunosuppressive Cell Populations[2,4] (Tregs and MDSCs)
↑ CCL5/CXCL9/CXCL10 Chemokines[2,3]
3 Improves Long-Term Immune Surveillance
↑ Memory T Cells[5]
Cancer Immune Cycle
Mechanistic Roles of Trilaciclib

Trilaciclib enhances multiple immunological processes – providing synergistic benefit in combination with chemotherapy, ADCs and checkpoint inhibitors

G1 THERAPEUTICS

Cancer immunity cycle graphic adapted from Chen & Mellman. Oncology Meets Immunology: The Cancer-Immunity Cycle. Immunity. 2013;39(1):1-10. doi:10.1016/j.immune.2013.07.012.
1. Goel S, DeCristo MJ, et al. CDK4/6 inhibition triggers anti-tumour immunity. Nature. 2017. 2. Deng J, Wang ES, Jenkins RW, et al. CDK4/6 inhibition augments antitumor immunity by enhancing T-cell activation. Cancer Discov. 2018;8(2):216-233. doi:10.1158/2159-8290.CD-17-0915. 3. Uzhachenko R, et al. Metabolic modulation by CDK4/6 inhibitor promotes chemokine-mediated recruitment of T cells into mammary tumors. Cell Rep. 2021;35(1):108944/j.celrep.2021.108944. 4. Lai AY, et al. CDK4/6 inhibition enhances antitumor efficacy of chemotherapy and immune checkpoint inhibitor combinations in preclinical models and enhances T-cell activation in patients with SCLC receiving chemotherapy. Journal for ImmunoTherapy of Cancer. 2020; 8:e000847. doi:10.1136/ jitc-2020-000847. 5. Lelliott EJ, et al. CDK4/6 Inhibition Promotes Antitumor Immunity through the Induction of T-cell Memory. Cancer Discov. 2021 Oct;11(10):2582-2601. DOI: 10.1158/2159-8290.CD-20-1554; and Heckler M, Ali LR, et al. Inhibition of CDK4/6 promotes CD8 T-cell memory formation. Cancer Discov. 2021 Oct;11(10):2564-2582. doi: 10.1158/2159-8290.CD-20-1540

For Investor Use Only 6

Marketed Product Providing Pipeline-in-a-Molecule

Registrational Phase 3 Trials

Initial data readouts beginning in 2023

COSELA trilaciclib for injection 300 mg

ES-SCLC

Marketed[1]

1L CRC

Initial results[2] expected in February 2023

1L TNBC

Initial results[3] expected in 2H 2023

Phase 2 Trials

Initial data readouts began in 4Q2022

2L/3L TNBC (ADC Combo)

Initial results released in 4Q22

Initial efficacy results expected in 2Q23

Neoadj TNBC (MOA Study)

Initial results at 2022 SABCS

Pathologic complete response (pCR) results expected in 2Q23

1L Bladder (PD-L1 Combo)

Initial results released in 1Q23

PFS and duration of response data expected midyear 2023

ES-SCLC (lurbinectedin)

Investigator-sponsored study (ISS)

1L NSCLC (PD-1/L1 Combo)

TBD

Other Expansion Areas (e.g., new tumor types, combinations, settings)

Planning stages for potential 2023 initiations

+ Milestones and Royalties

Trilaciclib Opportunity

1. COSELA is marketed in the U.S. by G1 and conditionally approved in Greater China to be marketed by our partner, Simcere conditionally approved in Greater China to be marketed by our partner, Simcere. Trilaciclib is an investigational drug in all other indications and its safety and efficacy has only been established in ES-SCLC
2. 1L CRC data readout in 1Q 2023 expected to include results for myeloprotection and early indicators for anti-tumor efficacy: Initial PFS expected 4Q 2023
3. 1L TNBC data readout in 4Q 2023 expected to include interim results for Overall Survival (OS); event-driven interim OS analysis to be conducted by its DMC in 4Q 2023

G1 THERAPEUTICS

For Investor Use Only 7

8 Phase 3 Data in 2023: CRC and TNBC

1L CRC: Significant Near-Term Opportunity

U.S. CRC Patient Population (2021)[1]


315K
Patients with Active Disease
152K
Patients with Active Metastatic Disease
47K
First-Line Drug-Treated Patients (MSS)

- **Chemotherapy remains primary backbone for mCRC**
  - Majority of patients have microsatellite stable (MSS) tumors
  - ~47k annual first-line drug-treated MSS CRC patients in the U.S
- **FOLFOXIRI only used in ~10% to ~20% of U.S. patients**
  - Most efficacious regimen but currently limited due to toxicities
  - Typically reserved for younger healthier patients with larger tumors
- **Significant potential to expand FOLFOXIRI usage**
  - Meaningfully reducing adverse events would address critical hurdle
  - Further increasing efficacy would be transformative advancement

Trilaciclib has potential to optimize the tolerability and efficacy of FOLFOXIRI and meaningfully improve care for patients living with metastatic CRC

G1 THERAPEUTICS

1. Estimates from Kantar Health CancerMPact Patient Metrics, and internal research and analysis

For Investor Use Only 9

10 FOLFOXIRI: Most Efficacious; Tolerability Issues Limit Use 1. Meta -analysis: Cremolini C, et al. Individual Patient Data Meta-Analysis of FOLFOXIRI Plus Bevacizumab Versus Doublets Plus Bevacizumab as Initial Therapy of Unresectable Metastatic Colorectal Cancer. J Clin Oncol 2020;38:3314 -3324 2. Note: Grade 4 neutropenia ~19% for FOLFOXIRI + bevacizumab and ~7% for doublet + bevacizumab based on TRIBE2 results (Cremolini, et al. Upfront FOLFOXIRI plus bevacizumab and reintroduction after progression versus mFOLFOX6 plus bevacizumab followed by FOLFIRI plus bevacizumab in the treatment of patients with metastatic colorectal cancer (TRIBE2): a multicentre, open-label, phase 3, randomised, controlled trial. Lancet Oncol 2020; 21: 497–507. FOLFOXIRI + bevacizumab1 (N = 846) Doublet + bevacizumab1 (N = 851) P Value1 Efficacy Data: ORR 64.5% 53.6% <.001 Median PFS 12.2 9.9 <.001 Median OS 28.9 24.5 <.001 Most Common Adverse Events: (Grade 3 - 4 AEs occurring > 5%) Neutropenia2 45.8% 21.5% <.001 Diarrhea 17.8% 8.4% <.001 Arterial Hypertension 7.8% 7.8% .938 Febrile Neutropenia 6.3% 3.7% .019 Nausea 5.5% 3.0% .016 Venous Thromboembolism 5.5% 5.7% .892 Mucositis 5.1% 2.9% .024 For Investor Use Only

Ongoing Ph3 First-Line CRC Pivotal Trial: PRESERVE 1

Evaluating trilaciclib prior to FOLFOXIRI/bevacizumab in 1L CRC (pMMR/MSS) patients



Treatment Phase
Induction Phase
14-day cycles
Maintenance Phase
14-day cycles
Randomization 1:1
Cycle X
Day 1
placebo + FOLFOXIRI + bevacizumab
trilaciclib + FOLFOXIRI + bevacizumab
Cycle X
Day 2
placebo + CI FU
trilaciclib + CI FU
Cycle X
Day 14
Cycle X
Day 1
placebo + bev + CI FU
trilaciclib + bev + CI FU
Cycle X
Day 2
placebo + CI FU
trilaciclib + CI FU
Maximum of 12 cycles
Until Progression

PRIMARY ENDPOINT:
Myeloprotection: SN during Induction & DSN Cycles 1-4

SECONDARY ENDPOINTS:
PRO, PFS, OS

ENROLLMENT COMPLETED:
326 participants

Myeloprotection results in February 2023; Initial PFS expected 4Q 2023

Positive myeloprotection results enables sNDA submission; initial PFS data likely available prior to any future launch

G1 THERAPEUTICS

For Investor Use Only 11

12 Three Key Areas for 1L CRC February Data Readout Impact on Severe Neutropenia Additional Tolerability Benefits Potential for Improving Survival • Primary Endpoints – Achieving myeloprotection endpoints enables sNDA submission • Grade 3 or 4 Diarrhea – Reducing severe diarrhea would improve FOLFOXIRI tolerability • Patient Reported Outcomes – Potential for patients to feel meaningfully better while on treatment • Treatment Exposure – Increasing exposure/duration could signal potential for improved PFS / OS February data readout will clarify the overall opportunity in 1L CRC 1 2 3 For Investor Use Only

Potential to Become Standard of Care in 1L CRC

First-Line CRC Treated Patients (MSS)

U.S. Patients by Standard 1L Treatment Option

	Patients Receiving FOLFOXIRI + bevacizumab *(~10% - 20% of patients)*	**Patients Receiving Doublet + bevacizumab** *(~60%+ of patients)*	**Patients Receiving Doublet + anti-EGFR** *(~10% - 20% of patients)*

With Improved Tolerability

With Improved Tolerability and Survival



- Target patient population for Trilaciclib + FOLFOXIRI / bevacizumab with improved tolerability alone
- Target patient population for Trilaciclib + FOLFOXIRI / bevacizumab with improved tolerability and survival

Trilaciclib could optimize the most efficacious treatment regimen with potential to improve tolerability and increase survival

Note: Figure above is for illustrative purposes.

G1 THERAPEUTICS
For Investor Use Only 13

1L TNBC: Important Area of High Unmet Need

U.S. TNBC Patient Population (2021)[1]


55K
Patients with Active Disease
20K
Patients with Active Metastatic Disease
9K
First Line Drug-Treated Patients

- **TNBC tumors are aggressive and difficult to treat**
  - Categorized by lack of HR expression and HER2 gene amplification
  - Trilaciclib demonstrated robust survival benefit with chemo in Ph2
- **Chemo +/- targeted therapy remains first-line TNBC SoC**
  - ~9k annual first-line drug treated TNBC patients in the U.S.
  - Targeted therapies only demonstrated benefit in subpopulations
- **Trilaciclib demonstrated broad benefit in Randomized Phase 2**
  - Benefit observed across PD-(L)1+ and PD-(L)1- subpopulations
  - Patients receive 4 vials of trilaciclib for each 3-week cycle

Potential to meaningfully increase overall survival across 1L TNBC subpopulations

1. Estimates from Kantar Health CancerMPact Patient Metrics, and internal analysis and primary research

G1 THERAPEUTICS
For Investor Use Only 14

15 Observed Robust OS Improvement in mTNBC Foundational Data for PRESERVE 2: Completed Randomized Phase 2 Trial 1. O'Shaughnessy et al., 2020 San Antonio Breast Cancer Symposium (SABCS), Poster #PD1-06. Note: primary endpoints relating to reduction in severe neutropenia not achieved in this study. 2. Patients randomized to receive gem/carbo chemotherapy only (Group 1) or gem/carbo plus one of two dosing schedules of COSELA: COSELA administered on the day of chemotherapy (Group 2) or COSELA administered the day prior to and the day of chemotherapy (Group 3). Fast Track Designation granted as a result of these data (July 2021) Treatment Group2 Median OS, months Hazard Ratio (95% CI) P Value Group 1: (gem/carbo) 12.6 - - Group 2: (gem/carbo + trilaciclib) Not Reached 0.31 (0.15-0.63) 0.0016 Group 3: (gem/carbo + trilaciclib) 17.8 0.40 (0.22-0.74) 0.0004 Overall Survival in Intent-to-Treat Population1 Group 1 (gem/carbo)2 Group 3 (trilaciclib + gem/carbo)2 Group 2 (trilaciclib + gem/carbo)2 For Investor Use Only

16 Overall Survival Most Significant Effect in mTNBC Study Randomized Phase 2: Combination with Chemotherapy 1. O'Shaughnessy et al., 2020 San Antonio Breast Cancer Symposium (SABCS), Poster #PD1-06. Note: primary endpoints relating to reduction in severe neutropenia not achieved in this study. 2. Patients randomized to receive gem/carbo chemotherapy only (Group 1) or gem/carbo plus one of two dosing schedules of trilaciclib : trilaciclib administered on the day of chemotherapy (Group 2) or trilaciclib administered the day prior to and the day of chemotherapy (Group 3). 0.001 0.108 0.235P-Values Greatest Effect Least Effect 29% 43% 0% 25% 50% 75% 100% Best Overall Response R es po ns e R at e M on th s Not Reached Group 1 Group 2 + Group 3 (trilaciclib arms) Trilaciclib demonstrated the most robust effect on OS, consistent with its observed immunomodulatory effects For Investor Use Only

17 OS Improvement Observed, Regardless of PD-L1 Status Overall Survival for PD-L1 Positive Tumors1 Treatment Group2 Patients Median OS (95% CI), Months Hazard Ratio (95% CI) P Value Group 1: (gem/carbo) 17 10.5 (6.3 – 18.8) - - Group 2 and 3: (gem/carbo + trilaciclib) 32 32.7 (17.7 – NR) 0.34 (0.2 – 0.7) 0.004 Overall Survival for PD-L1 Negative Tumors1 Treatment Group2 Patients Median OS (95% CI), Months Hazard Ratio (95% CI) P Value Group 1: (gem/carbo) 10 13.9 (12.6 – NR) - - Group 2 and 3: (gem/carbo + trilaciclib) 26 17.8 (13.1 – NR) 0.48 (0.2 – 1.2) 0.093 Overall Survival improvement was observed regardless of tumor PD-L1 status (greater effect in PD-L1 positive tumors) 1. O'Shaughnessy et al., 2020 San Antonio Breast Cancer Symposium (SABCS), Poster #PD1-06. Note: primary endpoints relating to reduction in severe neutropenia not achieved in this study. 2. Patients randomized to receive gem/carbo chemotherapy only (Group 1) or gem/carbo plus one of two dosing schedules of COSELA: COSELA administered on the day of chemotherapy (Group 2) or COSELA administered the day prior to and the day of chemotherapy (Group 3). For Investor Use Only

Ongoing First-Line TNBC Ph3 Pivotal Trial: PRESERVE 2

Initial positive evidence of efficacy across subsets and line of treatment in Phase 2 trial[1]
Evaluating 1L patients (PD-L1 positive and negative patients)

1L TNBC
(checkpoint naive)

Randomization 1:1

- Placebo + gem/carbo on Days 1 and 8 every 21 days until progression
- trilaciclib + gem/carbo on Days 1 and 8 every 21 days until progression

PRIMARY ENDPOINT:
Overall Survival

SECONDARY ENDPOINTS:
PFS, ORR, PRO, myeloprotection measures

ENROLLMENT COMPLETE:
187 participants

Interim OS analysis at 70% of events expected in 2H 2023

Pivotal study evaluating trilaciclib in mTNBC building upon robust OS benefit observed in prior randomized Phase 2 study

1. O'Shaughnessy et al., 2020 San Antonio Breast Cancer Symposium (SABCS), Poster #PD1-06

G1 THERAPEUTICS
For Investor Use Only 18

19 Ongoing Phase 2 Studies and Future Development

Three Ongoing Phase 2 Proof of Concept Studies

Proof of Concept Study	Key Goals of Study Related to Trilaciclib
2L / 3L TNBC (Phase 2)	1. Evaluate **myeloprotection benefits with an ADC** (sacituzumab govitecan in this study)[1] 2. Determine whether increased cytotoxic exposure and potential synergy **increases PFS / OS**
Neoadjuvant TNBC (Phase 2)	1. Clinically **confirm mechanistic effects** that appear to be driving increased immunomodulation[2] 2. Evaluate if there is an anti-tumor efficacy **signal in early stage** TNBC patients
1L Bladder Cancer (Phase 2)	1. Demonstrate ability to **increase survival across additional tumors**[3] 2. Evaluate if **synergistic benefits with a CPI** observed preclinically is translatable to humans

1. Preliminary myeloprotection data for first 18 patients announced in press release November 11, 2022
2. Preliminary change in CD8+ T-cell / Treg ratio announced in press release on December 7, 2022
3. Initial data including ORR endpoints announced in press release January 4, 2023

G1 THERAPEUTICS
For Investor Use Only 20

Phase 2 ADC Combination Study: 2L/3L Metastatic TNBC

Evaluate synergistic combo potential of trilaciclib and sacituzumab govitecan-hziy, each of which have individually demonstrated clinically meaningful OS improvements in TNBC



Single Arm:
2L/3L TNBC
Treatment Phase
Survival
Cycle X
Day 1
trilaciclib +
sacituzumab
govitecan-hziy
Cycle X
Day 8
trilaciclib +
sacituzumab
govitecan-hziy
Cycle X
Day 21
Every 3 months
Patients Treated Until Progression

PRIMARY ENDPOINT:
PFS

SECONDARY ENDPOINTS:
ORR, CBR, OS, myeloprotection measures

TARGET ENROLLMENT:
Up to 40 participants

PATIENTS TREATED UNTIL PROGRESSION

PFS data expected 2Q 2023

Strong belief in clinical rationale underlying this combination; data generated will be instructive in evaluating future ADC combination possibilities

G1 THERAPEUTICS

For Investor Use Only 21

Initial Results from Phase 2 ADC Combination Study

Adverse events in patients receiving trilaciclib in combination with sacituzumab govitecan-hziy (n=18)

Summary of TEAEs (≥ 15% of patients) in patients receiving trilaciclib in combination with sacituzumab govitecan-hziy

Adverse Event	*Any Grade*	*Grade 3-4*
Fatigue	44%	0%
Nausea	39%	0%
Constipation	28%	0%
Diarrhea	**28%**	**0%**
Headache	28%	0%
Neutropenia	**22%**	**17%**
Decreased Appetite	22%	0%
Leukopenia	17%	17%
Abdominal Pain Upper	17%	0%
Alopecia	17%	0%

Summary of other relevant TEAEs in patients receiving trilaciclib in combination with sacituzumab govitecan-hziy

Adverse Event	*Any Grade*	*Grade 3-4*
Anemia	6%	0%
Febrile Neutropenia	0%	0%
Thrombocytopenia	0%	0%

Cutoff: 14 October 2022

Adverse events in patients receiving sacituzumab govitecan-hziy (n=258)

Summary of TEAEs in patients receiving sacituzumab govitecan-hziy*[1]

Adverse Event	*Any Grade*	*Grade 3-4*
Fatigue	52%	4%
Nausea	62%	<4%
Constipation	37%	<1%
Diarrhea	**65%**	**11%**
Headache	18%	1%
Neutropenia	**64%**	**52%**
Decreased Appetite	28%	2%
Leukopenia	17%	10%
Abdominal Pain Upper	21%	3%
Alopecia	47%	0%

Summary of other relevant treatment-related adverse events in patients receiving sacituzumab govitecan-hziy[2]

Adverse Event	*Any Grade*	*Grade 3-4*
Anemia	34%	8%
Febrile neutropenia	6%	6%
Thrombocytopenia	5%	2%

*Only includes subset of TEAEs reported in patients receiving trilaciclib and sacituzumab govitecan-hziy

Preliminary data highlight potential to reduce adverse events, including on target effects on neutropenia and diarrhea

G1 THERAPEUTICS

Note: TEAE = Treatment emergent adverse event
1. Adapted from Bardia A, et al. Sacituzumab Govitecan in Metastatic Triple-Negative Breast Cancer. N Engl J Med 2021;384:1529-41. DOI: 10.1056/NEJMoa2028485. Table S1
2. Adapted from Bardia A, *et al.* Sacituzumab Govitecan in Metastatic Triple-Negative Breast Cancer. N Engl J Med 2021;384:1529-41. DOI: 10.1056/NEJMoa2028485. Table 3

For Investor Use Only 22

Phase 2 Neoadjuvant TNBC: Mechanism of Action (MOA) Study

Confirm immune-based properties of trilaciclib and its potential role in increasing the anti-tumor efficacy of chemotherapy with and without a checkpoint inhibitor



Single Arm:
Early-stage TNBC
Treatment Phase
Screening
Up to
21 Days
Lead-In
Single Dose
Monotherapy
trilaciclib
First 4
Cycles
trilaciclib +
AC chemo ±
pembro
Next 12
Cycles
trilaciclib +
taxane chemo ±
carbo ± pembro
Surgery
3-5 Weeks
After
Treatment
Phase
Baseline Tumor
Tissue Collected
Biopsy ~7 Days
Later
Final Sample Collected
(Assuming Residual Disease)

PRIMARY ENDPOINT:
Immune-based MOA

SECONDARY ENDPOINTS:
pCR, immune response and profiling measures

ENROLLMENT COMPLETED:
24 patients

pCR data expected 2Q 2023

Data will inform design of future additional studies across multiple tumor types and treatment combinations

G1 THERAPEUTICS

For Investor Use Only 23

24 Initial data suggests favorable alterations in tumor microenvironment following single administration of trilaciclib Change in CD8+ T-cell / Treg Ratio in Tumor Tissue Over 7 Days Post Trilaciclib Monotherapy (N=23); Per Patient (A) and Overall (B) Initial Results from Phase 2 MOA Study in Neoadjuvant TNBC CD8+ T-Cell/ Treg Ratio Baseline, Pre-Trilaciclib Dose (n = 23) Day 7 (+/- 1), Post-Trilaciclib Dose (n = 23) Change, Post – Pre Dose (n = 23) Median (Q1, Q3) 2.0 (1.4, 2.6) 2.2 (1.4, 4.0) 0.3 (-0.5, 2.7) P-valueb - - 0.101 Mean (SD) 2.6 (2.436) 3.8 (3.979) 1.3 (4.784) a Patient had TNBC with neuroendocrine features b Calculated using the Wilcoxon signed-rank test CD8: Cluster of differentiation 8; Q: Quarter; Treg: regulatory T cell. a For Investor Use Only

Phase 2 Bladder (mUC) Study: PRESERVE 3

Building on strong rationale for trilaciclib in a known immunogenic tumor; focused on ability to increase PFS in checkpoint combination



Treatment Phase
Induction Phase
21-day cycles
Maintenance Phase
14-day cycles
Survival
Randomization 1:1
Cycle X
Day 1
platinum-based chemotherapy
trilaciclib + platinum-based chemotherapy
Cycle X
Day 8
platinum-based chemotherapy
trilaciclib + platinum-based chemotherapy
Cycle X
Day 21
Cycle X
Day 1
avelumab
trilaciclib + avelumab
Every 3 months
Maximum of 6 cycles
Until Progression

PRIMARY ENDPOINT:
PFS

SECONDARY ENDPOINTS:
ORR, DCR, DOR, OS, myeloprotection measures

ENROLLMENT COMPLETED:
92 participants

PATIENTS TREATED UNTIL PROGRESSION

PFS and duration of response expected mid-2023

Phase 2 study will provide meaningful data to help define future combination studies

G1 THERAPEUTICS

For Investor Use Only 25

26  Confirmed objective response rate (ORR) per RECIST v1.1 was comparable between arms – ORR was 40.0% (n=18/45) and 46.7% (n=21/45) in the trilaciclib and control arms, respectively – Longer-term follow-up required to characterize additional anti-tumor endpoints:  Median duration of confirmed objective response (DOR)  PFS (primary endpoint of the study)  Safety and tolerability profile is generally consistent with expectations for patients treated with gemcitabine plus cisplatin/carboplatin and avelumab maintenance in 1L mUC – DMC has recommended the study continue as planned Initial Results from Phase 2 Bladder Study For Investor Use Only

Potentially Ideal Treatment Settings for Future Studies

1. **Myeloprotection: Enabling increased cytotoxic exposure while protecting immune system**
   - **ADCs** (in areas ADC monotherapy may become SoC)
   - **ADC Combinations** (in areas ADC combinations may become SoC)
   - **Other Highly Myelotoxic Regimens** (e.g., other GI tumors)

2. **Immunomodulation: Improving overall immune response**
   - **CPI + Chemo/ADC** (in immunogenic tumors)
   - **CPI Maintenance** (metastatic or adjuvant uses)
   - **Future CPI Combos** (e.g., PD-(L)1i + anti-LAG3; PD-(L)1i + anti-CD73)

Focused on ideal treatment settings where trilaciclib has unique ability to further improve survival in combination with important leading and emerging treatments

G1 THERAPEUTICS
For Investor Use Only 27

28 COSELA® (trilaciclib) in ES-SCLC

COSELA
trilaciclib for injection 300 mg

COSELA in ES-SCLC: Opportunity to Impact Many Lives

U.S. ES-SCLC Patient Population (2022)



43K
Patients with ES-SCLC
27K
1L / 2L Patients Treated Annually[1-3]
20K
Eligible 1L / 2L Patients Receiving Indicated Chemotherapy

- **Demonstrated reductions in multiple myelosuppressive consequences and hematologic adverse events**
  - Across multiple randomized SCLC studies and Real-World Evidence studies
- **ES-SCLC patients predominantly treated with highly myelosuppressive chemo regimens**
  - Opportunity for innovation given aggressiveness of disease (1L median OS ~1 year[4])
  - Standard treatment includes ~4 cycles of chemo
- **Strong reimbursement, majority in Medicare**

COSELA can significantly improve the chemotherapeutic experience and improve the lives of patients with ES-SCLC

1. Based on incidence of 29k for all SCLC with 80% of patients being diagnosed at Extensive Stage; *Cerner Enviza, CancerMPact, Patient Metric Dashboards 2021.*
2. Based on 22k 1L SCLC total patients (20K de novo ES-SCLC and 2K late relapse LS-SCLC) treated at an assumed 80% treatment rate (from internal analysis and primary market research).
3. Based on 12.3k 2L SCLC total patients (10.8k progressed 1L SCLC and 1.5k early relapse LS-SCLC) treated at an assumed 72% treatment rate (from internal analysis and primary market research).
4. Demonstrated in COSELA G1T28-02 and G1T28-05 study control arms.

G1 THERAPEUTICS
For Investor Use Only 29

30 0 1000 2000 3000 4000 5000 6000 7000 8000 1Q 2Q 3Q 4Q Vi al V ol um e 2022 Quarterly COSELA Vial Volume +58% growth -1% growth Eight Percent (8%) Vial Volume Growth in 4Q22 5-10% current penetration; considerable growth potential remaining in ES-SCLC market +8% growth +20% growth For Investor Use Only Note: Growth figures above represent sequential quarterly growth

31  69 of Top 100 US customer organizations have trialed COSELA launch to date (8 new in 4Q22) – >30% of US market potential in these 69 Top 100 organizations Progress with 4Q22 Account Depth and Breadth Top 100 Organizations 31 Not Yet Trialed 69 Ordered >80% with orders in Q4  Depth continues to be the challenge – 14% depth in Top 100 organizations – 17% depth across all organizations with utilization Continued breadth of trial, especially in Community, with opportunity to grow depth For Investor Use Only

32 Challenges to Building Depth  Relatively rare tumor type – Variable incidence across territories – Not top of mind when even large clinics have only one or two eligible patients at a time – Reluctance to make systematic changes in process for small number of patients  Short duration of chemotherapy treatment – <90-day duration of chemotherapy for most patients means no continuing business quarter to quarter  Palliative care focus – Many physicians prefer to dose reduce or delay given poor survival prognosis – Academic organizations more focused on implementing change for survival outcomes Response to Challenges in ES-SCLC Market Actions Being Taken  Community Clinic Focus – Multiple volume-based contracts in place for Q1 (more anticipated) – Patient Reported Outcome focus of promotion – Specialist EMR team to support clinic adoption  Optimizing field deployment for community clinics – 29 territories with highest opportunity – Virtual hybrid sales representative augmenting enhanced digital marketing for unstaffed territories  Medically-led model for academic centers – Scientific engagement with academic lung experts Refocusing commercial resources on largest opportunities to drive increased depth For Investor Use Only

COSELA trilaciclib for injection 300 mg

Significantly Larger Commercial Opportunity in 1L CRC

1L/2L ES-SCLC	Comparing Opportunity Characteristics	1L CRC
• **~20K** addressable patients	Addressable Market	• **~47K** addressable patients
• **~4 cycles** over ~3 months (**~24 vials** of trilaciclib)	Duration of Therapy	• **~12-24 cycles** over ~6-12 months (**~48-96 vials** of trilaciclib)
• **Smaller patient population** skewed to **Medicare**	Patient Mix	• **Higher patient frequency;** even mix of **Commercial and Medicare**
• Typically, **poorer prognosis** at diagnosis • Trilaciclib primarily **supportive care** in this setting	Therapeutic Goals	• **Better prognosis** facilitates more aggressive therapeutic approaches • Trilaciclib may enable a **more efficacious regimen** and **increase OS**

Broader use in 1L CRC may help increase awareness and adoption of trilaciclib in ES-SCLC patients

G1 THERAPEUTICS

For Investor Use Only 33

34 Conclusion

35 Efficiently Managing Capital Potential for Meaningful Incremental Value from Out-Licensed Assets $13M milestone in 3Q22 for approval in China; up to $156M in milestones; double-digit royalties on annual net sales Greater China (COSELA approved) Up to $290M in milestones; tiered royalties on annual net sales Up to $40M in milestones; tiered royalties on annual net sales US, EU, Japan Asia PAC CDK2 Discovery Platform Lerociclib Trilaciclib Formerly Arc Therapeutics Milestones and sales-based royalties Potential for $461 million in milestone payments (as of 12/31/22) plus royalties Additional potential proceeds from existing license agreements $123M in cash, cash equivalents, and marketable securities as of Sept. 30, 2022 • Additional $25M of debt facility currently available but not yet drawn Additional $52.4M in net proceeds from 4Q22 public offering For Investor Use Only

36 2023 Key Clinical and Regulatory Catalysts Ph3 PRESERVE 1 (CRC): Initial results Feb ‘23 Ph2 MOA trial: Initial pathologic CR results Ph2 Bladder trial: Initial efficacy results Potential regulatory filing for label expansion into CRC Ph2 ADC trial: Initial efficacy results Ph3 PRESERVE 2 (mTNBC): Interim OS analysis at 70% of events Potential initiation of additional trilaciclib clinical trials 2Q ‘23 Mid ‘23 2H ‘23 Ph3 PRESERVE 1 (CRC): Initial PFS results (4Q23) For Investor Use Only

37 G1 Therapeutics Unique Investment Opportunity Poised for Near-Term Growth • Considerable growth potential remaining in ES-SCLC market • Focusing on increasing depth at top accounts Growth Potential in Marketed Indication • Additional data from three Ph2 studies in 2023 • Will inform additional late- stage studies Multiple Phase 2 Data Readouts • 1L CRC: Pivotal data February 2023; potential early 2024 lauch • 1L TNBC: Interim OS 2H 2023; given fast-track designation with potential 2024 launch Near-Term Commercial Opportunities • Planning to secure a partner for global expansion in 2023 • Pursuing research on next generation products Global Expansion For Investor Use Only